Morgan Stanley Select Dimensions Investment Series
                     Item 77(o) 10f-3 Transactions
                    January 1, 2003 - June 30, 2003


Balanced Growth Portfolio
Security    Date    Price  Shares   %of   Total         Purcha  Broker
            of      Of     Purcha   Asset Issued        sed
            Purcha  Shares sed      s                   By
            se                                          Fund

Comcast     01/07/  $99.71 35,000   0.120 $900,000,00   0.004%  JPMorgan;
Corp 6.50%  03                      %     0                     Merrill
due                                                             Lynch &
01/15/2015                                                      Co.; Banc
                                                                of
                                                                America
                                                                Securitie
                                                                s LLC;
                                                                Salomon
                                                                Smith
                                                                Barney;
                                                                ABN AMRO
                                                                Incorpora
                                                                ted; Banc
                                                                One
                                                                Capital
                                                                Markets,
                                                                Inc.;
                                                                Barclays
                                                                Capital;
                                                                BNP
                                                                PARIBAS;
                                                                BNY
                                                                Capital
                                                                Markets,
                                                                Inc.;
                                                                Dresdner
                                                                Kleinwort
                                                                Wasserste
                                                                in;
                                                                Deutsche
                                                                Bank
                                                                Securitie
                                                                s; Fleet
                                                                Securitie
                                                                s, Inc.;
                                                                The Royal
                                                                Bank of
                                                                Scotland;
                                                                Scotia
                                                                Capital;
                                                                Goldman,
                                                                Sachs &
                                                                Co.

Internatio  03/14/  $99.80 40,000   0.150 $700,000,00   0.006%  Salomon
nal Paper   03                      %     0                     Smith
5.30%                                                           Barney;
4/1/2015                                                        Deutsche
                                                                Bank
                                                                Securitie
                                                                s;
                                                                JPMorgan;
                                                                UBS
                                                                Warburg;
                                                                ABN AMRO
                                                                Incorpora
                                                                ted; Banc
                                                                of
                                                                America
                                                                Securitie
                                                                s LLC;
                                                                BNP
                                                                PARIBAS;
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston;
                                                                Merrill
                                                                Lynch &
                                                                Co.;
                                                                Tokyo-
                                                                Mitsubish
                                                                i
                                                                Internati
                                                                onal plc

Capital Opportunities Portfolio
Security Date     Price     Shares  %of    Total        Purcha  Broker
         of       Of        Purcha  Asset  Issued       sed
         Purcha   Shares    sed     s                   By
         se                                             Fund

Petco    05/22/   $19.65    1,900   0.131  $176,850,00  0.021%  Goldman,
         03                         %      0                    Sachs &
                                                                Co.;
                                                                Lehman
                                                                Brothers
                                                                Inc.;
                                                                Bear,
                                                                Stearns
                                                                & Co.
                                                                Inc.;
                                                                CIBC
                                                                World
                                                                Markets
                                                                Corp.;
                                                                Citigrou
                                                                p Global
                                                                Markets
                                                                Inc.;
                                                                UBS
                                                                Warburg
                                                                LLC;
                                                                John
                                                                Rice &
                                                                Company
                                                                L.L.C.

Developing Growth Portfolio
Security Date     Price     Shares  %of    Total        Purcha  Broker
         of       Of        Purcha  Asset  Issued       sed
         Purcha   Shares    sed     s                   By
         se                                             Fund

Petco    05/22/   $19.65    3,200   0.128  $176,850,00  0.036%  Goldman,
         03                         %      0                    Sachs &
                                                                Co.;
                                                                Lehman
                                                                Brothers
                                                                Inc.;
                                                                Bear,
                                                                Stearns
                                                                & Co.
                                                                Inc.;
                                                                CIBC
                                                                World
                                                                Markets
                                                                Corp.;
                                                                Citigrou
                                                                p Global
                                                                Markets
                                                                Inc.;
                                                                UBS
                                                                Warburg
                                                                LLC;
                                                                John
                                                                Rice &
                                                                Company
                                                                L.L.C.

Dividend Growth Portfolio
Security Date     Price     Shares  %of    Total        Purcha  Broker
         of       Of        Purcha  Asset  Issued       sed
         Purcha   Shares    sed     s                   By
         se                                             Fund

Hartford 05/19/   $47.25    33,200  0.415  $300,037,50  0.523%  Goldman,
Financia 03                         %      0                    Sachs &
l                                                               Co.; UBS
                                                                Warburg;
                                                                Banc of
                                                                America
                                                                Securiti
                                                                es LLC;
                                                                Citigrou
                                                                p; A.G.
                                                                Edwards
                                                                & Sons;
                                                                JPMorgan
                                                                ; Edward
                                                                D. Jones
                                                                & Co.,
                                                                L.P.;
                                                                Merrill
                                                                Lynch &
                                                                Co.;
                                                                Suntrust
                                                                Robinson
                                                                Humphrey
                                                                ;
                                                                Wachovia
                                                                Securiti
                                                                es;
                                                                Wells
                                                                Fargo
                                                                Securiti
                                                                es

Flexible Income Portfolio
Security Date     Price     Shares  %of    Total        Purcha  Broker
         of       Of        Purcha  Asset  Issued       sed
         Purcha   Shares    sed     s                   By
         se                                             Fund

Comcast  01/07/   $99.71    35,000  0.140  $900,000,00  0.004%  JPMorgan
Corp     03                         %      0                    ;
6.50%                                                           Merrill
due                                                             Lynch &
01/15/20                                                        Co.;
15                                                              Banc of
                                                                America
                                                                Securiti
                                                                es LLC;
                                                                Salomon
                                                                Smith
                                                                Barney;
                                                                ABN AMRO
                                                                Incorpor
                                                                ated;
                                                                Banc One
                                                                Capital
                                                                Markets,
                                                                Inc.;
                                                                Barclays
                                                                Capital;
                                                                BNP
                                                                PARIBAS;
                                                                BNY
                                                                Capital
                                                                Markets,
                                                                Inc.;
                                                                Dresdner
                                                                Kleinwor
                                                                t
                                                                Wasserst
                                                                ein;
                                                                Deutsche
                                                                Bank
                                                                Securiti
                                                                es;
                                                                Fleet
                                                                Securiti
                                                                es,
                                                                Inc.;
                                                                The
                                                                Royal
                                                                Bank of
                                                                Scotland
                                                                ; Scotia
                                                                Capital;
                                                                Goldman,
                                                                Sachs &
                                                                Co.